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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K
                               CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report -- July 22, 1997

                     YOUTH SERVICES INTERNATIONAL, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Maryland                0-23284                  52-1715690
       --------------         -------------           -------------------
         (State of            (Commission               (IRS Employer
       Incorporation)          File Number)           Identification No.)



         2 Park Center Court, Suite 200, Owings Mills, Maryland   21117
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       (Address of principal executive offices)                (Zip Code)


                               (410) 356-8600
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            (Registrant's telephone number, including area code)


                               Not  Applicable
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                              (Former Address)

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Item 2.          ACQUISITION OR DISPOSITION OF ASSETS

        On July 22, 1997, Youth Services International, Inc. (YSI or the Company) entered into a definitive agreement with Youth and Family Centered Services, Inc. (YFCS), an unrelated party, to sell to YFCS its subsidiaries which conduct the Company's behavioral health programs (the Behavioral Health Business). Pursuant to the agreement, and after the closing of the sale, YFCS will pay to YSI in cash, approximately $21,720,000 plus or minus the amount by which the Final Net Working Capital, as defined in the agreement, is greater than or less than $4,041,500 as of the closing, for all of the outstanding common stock of a wholly-owned subsidiary corporation of YSI, which will be, at the time of the closing, the parent of the following wholly-owned subsidiaries:
Developmental Behavioral Consultants, Inc., Introspect Healthcare, Corporation, Desert Hills Center for Youth and Families, Inc., Desert Hills Center for Youth and Families of New Mexico, Inc., Promise House, Inc., Southwestern Children's Health Services, Inc., Youth Services International of Florida, Inc., Youth Services International of New Mexico, Inc., Youth Services International of Texas, Inc. and YSI of Utah, Inc. In connection with the sale, YSI has agreed to indemnify YFCS for certain existing and contingent payment and lease obligations. The closing of the sale is subject to governmental approvals, the purchaser's consummation of borrowing under its credit facility to finance the purchase and other normal closing conditions. YSI will continue to operate the subsidiaries held for sale until the closing which is expected to be on or before September 30, 1997.




Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Not applicable

                 (b)      Pro Forma Financial Information

                          (1) Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1997

                          (2) Unaudited Pro Forma Consolidated Statements of Income for the year ended June 30, 1996 and the nine months ended March 31, 1997

                 (c)      Exhibits

                                 Exhibit No.      Description of Exhibits

                                    2             Stock Purchase Agreement By
                                                  and Among Youth and Family
                                                  Centered Services, Inc.,
                                                  Youth Services International
                                                  Holdings, Inc. and Youth
                                                  Services International, Inc.
                                                  dated as of July 22, 1997





                                      -2-
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                       YOUTH SERVICES INTERNATIONAL, INC.

                               S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        YOUTH SERVICES INTERNATIONAL, INC.


                                           By:  /s/ William P. Mooney
                                              --------------------------
                                                    William P. Mooney
                                                 Chief Financial Officer

Date:  August 6, 1997

              YOUTH SERVICES INTERNATIONAL, INC. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following pro forma consolidated financial statements include the unaudited pro forma consolidated statements of income for the year ended June 30, 1996 and for the nine months ended March 31, 1997 and the unaudited pro forma balance sheet as of March 31, 1997. The unaudited pro forma consolidated statements of income are adjusted to give effect to the disposition of the Company's behavioral health business as if such transaction had occurred at the beginning of each period presented. The unaudited pro forma consolidated balance sheet is adjusted to give effect to the disposition of the Company's behavioral health business as if such transaction had occurred on March 31, 1997.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and related notes thereto. The unaudited pro forma consolidated financial statements do not purport to represent what the Company's results of operations or financial position would have been had the disposition occurred on the dates assumed or to project the Company's results of operations or financial position for or at any future period or date.

In March 1997, the Company committed to a plan to sell the Behavioral Health Business. Given the fact that the net realizable value of the Business held for sale was estimated to be below the carrying value of the net assets, in accordance with generally accepted accounting principles, the Company recognized a $27 million restructuring loss in the quarter ended March 31, 1997.

In April 1997, the Company changed its fiscal year from June 30 to December 31. The pro forma statements of income in this Form 8-K continue to utilize June 30, 1996 as the Company's most recent yearend as the Company believes that this twelve month period is the most informative for purposes of pro forma analysis.

                       YOUTH SERVICES INTERNATIONAL, INC.
                          PRO FORMA STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1996
                       (IN 000'S EXCEPT PER SHARE DATA)

                                                          YSI              Business           Pro Forma                YSI
                                                       Historical            Sold             Adjustments            Adjusted
                                                       ----------------------------------------------------         ----------

 Revenues                                              $ 100,353         $ (43,497)             $       -           $  56,856


 Program Expenses:
          Direct operating                                86,861           (39,236)                     -              47,625
          Startup costs                                       58                 -                      -                  58
                                                       ---------------------------------------------------          ----------

          Contribution from operations                    13,434            (4,261)                     -               9,173

 Selling, general and administrative expenses              5,760                 -                      -               5,760
 Costs of attempted acquisitions                             569                 -                      -                 569
 Loss on disposal of business                                  -                 -                 20,514  (b)         20,514
                                                       ---------------------------------------------------          ----------

          (Loss) income from operations                    7,105            (4,261)               (20,514)            (17,670)

 Other Income (Expense)                                   (2,978)            1,761                    233  (d)           (984)

                                                       ---------------------------------------------------          ----------
          (Loss) income before income taxes                4,127            (2,500)               (20,281)            (18,654)

 Income tax (benefit) expense                              1,856            (1,238)                    89  (g)            707
                                                       ---------------------------------------------------          ----------

          Net (loss) income                            $   2,271         $  (1,262)             $ (20,370)          $ (19,361)
                                                       ===================================================          ==========
 (Loss) earnings per common and common                 $    0.25                                                    $   (2.09)
          equivalent share

 Weighted average shares outstanding                       9,267                                                        9,267

                       YOUTH SERVICES INTERNATIONAL, INC.
                          PRO FORMA STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                       (IN 000'S EXCEPT PER SHARE DATA)

                                                          YSI             Business            Pro Forma                   YSI
                                                      Historical            Sold             Adjustments                Adjusted
                                                      ---------------------------------------------------              ----------

 Revenues                                             $   84,293        $ (35,600)             $       -               $  48,693


 Program Expenses:
          Direct operating                                72,151          (33,583)                     -                  38,568
          Amortization of goodwill                         1,606           (1,309)                     -                     297
          Startup costs                                      142                -                      -                     142
                                                      ---------------------------------------------------              ----------

          Contribution from operations                    10,394             (708)                     -                   9,686

 Selling, general and administrative expenses              6,137                -                   (607) (f)              5,530
 Loss on disposal of business                             27,000                -                 (6,486) (b)             20,514
                                                      ---------------------------------------------------              ----------

          (Loss) income from operations                  (22,743)            (708)                 7,093                 (16,358)

 Other Income (Expense)                                   (2,516)             459                     25  (d)             (2,032)

                                                      ---------------------------------------------------              ----------
          (Loss) income before income taxes              (25,259)            (249)                 7,118                 (18,390)

 Income tax (benefit) expense                             (5,431)             (94)                 6,332  (c)                807
                                                      ---------------------------------------------------              ----------

          Net (loss) income                           $  (19,828)       $    (155)             $     786               $ (19,197)
                                                      ===================================================              ==========
 (Loss) earnings per common and common                     (2.12)                                                          (2.06)
          equivalent share

 Weighted average shares outstanding                       9,333                                                           9,333

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                       YOUTH SERVICES INTERNATIONAL, INC.
                             PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1997
                                   (IN 000'S)

                                                         YSI              Business          Pro Forma                    YSI
                                                      Historical            Sold           Adjustments                Adjusted
                                                      -------------------------------------------------               ---------
 Current Assets:
    Cash                                               $   3,075               721              18,720  (a)            22,516
    Investments                                            5,084                 -                   -                  5,084
    Accounts receivable, net                              22,396            (8,393)                  -                 14,003
    Prepaid expenses and supplies                          2,090              (491)                  -                  1,599
    Other current assets                                   3,126                 -                (530) (c)             2,596
                                                      -------------------------------------------------              ---------
               Total current assets                       35,771            (8,163)             18,190                 45,798

 Property and equipment, net                              20,377            (8,644)              5,133  (d)            16,866

 Deferred debt issue costs, net                            2,406                 -                   -                  2,406
 Goodwill, net                                             2,464                 -                   -                  2,464
 Deferred tax asset                                        5,632                 -              (5,632) (c)                 -
 Note receivable, net                                      3,133                 -              (3,133) (d)                 -
 Other assets, net                                         1,912              (378)                  -                  1,534
                                                      -------------------------------------------------              ---------
               Total assets                               71,695           (17,185)             14,558                 69,068
                                                      =================================================              =========


 Current Liabilities:
    Accounts payable and accruals                         10,217            (3,906)              3,287  (b)             9,598
    Other current liabilities                                752              (220)                  -                    532
                                                      -------------------------------------------------              ---------
               Total current liabilities                  10,969            (4,126)              3,287                 10,130

 Long-term debt and capital lease obligations, net        14,908            (2,112)                  -                 12,796
 7% Convertible subordinated debentures                   32,200                 -                   -                 32,200
 Other long-term liabilities                                 221                 -                   -                    221
                                                      -------------------------------------------------              ---------
               Total liabilities                          58,298            (6,238)              3,287                 55,347

 Shareholders' Equity:
    Common stock                                             100                 -                   -                    100
    Additional paid-in capital                            29,604                 -                   -                 29,604
    Retained earnings                                    (16,307)          (10,947)             11,271  (e)           (15,983)
                                                      -------------------------------------------------              ---------
               Total shareholders' equity                 13,397           (10,947)             11,271                 13,721

                                                      -------------------------------------------------              ---------
    Total liabilities and shareholders' equity            71,695           (17,185)             14,558                 69,068
                                                      =================================================               =========

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                       YOUTH SERVICES INTERNATIONAL, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) Reflects the cash proceeds from the sale of the Behavioral Health Business, net of amounts utilized to pay transaction costs and Company cash utilized to purchase land and buildings at Tampa Bay Academy (see Note (d)) as follows:

         Estimated proceeds from the sale of the Behavioral Health Business          $21,720,000
         Estimated transaction costs                                                  (1,000,000)
         Net cash paid to purchase Tampa Bay property                                ( 2,000,000)
                                                                                     ------------

                                                                                     $18,720,000

(b)  Reflects the loss on sale of the Behavioral Health Business as follows:

         Estimated proceeds from the sale of the Behavioral Health Business          $21,720,000
         Estimated transaction costs                                                  (1,000,000)
                                                                                     ------------

                          Net proceeds from sale                                      20,720,000

         Estimated basis of the net assets of  the Behavioral Health Business
            at the September 30, 1997 closing date                                    10,947,000
         Restructuring charge previously recorded                                     27,000,000
         Reserves to be recognized in connection with closing related to the payment of certain future lease obligations of the buyer and other
             indemnification contingencies                                             3,287,000
                                                                                      ----------

                          Loss on sale of Behavioral Health Business                 $20,514,000

(c) Reflects the reversal of deferred tax benefits totalling $6,162,000 recognized in connection with the Company's $27 million restructuring charge recorded during the quarter ended March 31, 1997. The recognition of these tax benefits assumed an ordinary loss in connection with the Company's disposition. The contemplated sale of the Behavioral Health Business is structured as a stock sale and, as such, would give rise to a capital loss. The Company's ability to utilize the tax benefits associated with this capital loss at the present time is not more likely than not. The pro forma adjustment for income taxes in the Pro Forma Statement of Income for the nine months ended March 31, 1997 also reflects the tax effect of the net gains related to the Tampa Bay option exercise described in Note (d) and the reductions to selling, general and administrative expenses described in Note (f).

(d) Reflects the Company's intention to exercise its option to purchase land and buildings related to the Tampa Bay Academy for a net consideration of $2,000,000 and lease it back to the buyer. The Company currently holds the mortgage on this property which had a book value of approximately $3,133,000 as of March 31, 1997. The pro forma statements of income for the year ended June 30, 1996 and the nine months ended March 31, 1997 reflect the net gain from increase in rental income derived from the option exercise and lease arrangement offset by the loss of interest income derived from the mortgage note receivable and the depreciation expense attributable to the property to be purchased.

(e) Reflects the estimated retained earnings impact of the other pro forma adjustments described herein.

(f) Reflects the Company's estimate of the selling, general and administrative expense savings due to the assumption by the buyer of certain costs and obligations.

(g) Reflects the tax effect of the net gains related to the Tampa Bay option exercise noted above.